Linking/BIN/Brokerage Acct. Number (if applicable) Page 1 of 12 V790 09/17 Home Office: Lansing, Michigan www.jackson.com ICC17 VDA 790 09/17 Jackson pre-assigned Contract Number (if applicable) INDIVIDUAL VARIABLE AND FIXED ANNUITY APPLICATION (ICC17 VA790) Primary Owner First Name Middle Name Last Name Non-Natural Owner/Entity Name (if applicable) Social Security Number Country of Residence Phone Number (include area code) Individual/Joint Corporation/Pension PlanCustodian Government Entity Tax ID Numberor Trust Sex Male FemaleU.S. Citizen Yes No Physical Address Line 1 (No P.O. Boxes) Physical Address City State ZIP Mailing Address City State ZIP Physical Address Line 2 Mailing Address Line 1 Mailing Address Line 2 (mm/dd/yyyy)Date of Birth Email Address (print clearly) PERSPECTIVE ADVISORY II (09/17) SM Customer Care: 800-873-5654 Bank or Financial Institution Customer Care: 800-777-7779 Fax: 800-943-6761 Hours: 8:00 a.m. to 8:00 p.m. ET Email: customercare@jackson.com First Class Mail: P.O. Box 30314 Lansing, MI 48909-7814 Overnight Mail: 1 Corporate Way Lansing, MI 48951 PLEASE PRINT CLEARLY Please see the Good Order Checklist for additional requirements. Type of Ownership: For entity owned, tax qualified contracts (except for Trust owned), the entity owner's W-9 or substitute W-9 should be on file prior to taking a distribution. If not, the distribution may require mandatory Foreign Withholding.

Page 2 of 12 V790 09/17 LONG-TERM SMART ICC17 VDA 790 09/17 First Name Middle Name Last Name Relationship to Owner Social Security Number Phone Number (include area code) Sex Male FemaleU.S. Citizen Yes No Physical Address Line 1 (No P.O. Boxes) Physical Address City State ZIP Physical Address Line 2 Country of Residence First Name Middle Name Last Name Social Security Number Country of Residence Sex Male FemaleU.S. Citizen Yes No Physical Address Line 1 (No P.O. Boxes) Physical Address City State ZIP Physical Address Line 2 Date of Birth (mm/dd/yyyy) Contingent Annuitant No Joint Annuitant First Name Middle Name Last Name Relationship to Primary Annuitant Social Security Number Phone Number (include area code) Sex Male FemaleU.S. Citizen Yes No Physical Address Line 1 (No P.O. Boxes) Physical Address City State ZIP Physical Address Line 2 Country of Residence Joint Owner Primary Annuitant Joint/Contingent Annuitant Phone Number (include area code) (mm/dd/yyyy)Date of Birth Email Address (print clearly)Date of Birth (mm/dd/yyyy) Complete this section if different than Primary Owner. If Primary Annuitant section is left blank, the Annuitant will default to the Primary Owner. Contingent Annuitant must be Annuitant's spouse. Available only on a Qualified plan custodial account when electing a Joint GMWB. Complete this section if different than Joint Owner. If Joint Annuitant section is left blank, the Joint Annuitant will default to the Joint Owner. In the case of Joint Owners, all correspondence and required documentation will be sent to the address of the Primary Owner.

LONG-TERM SMART Page 3 of 12 V790 09/17ICC17 VDA 790 09/17 Beneficiary(ies) Primary %Percentage ofDeath Benefit First Name Middle Name Last Name Non-Natural Owner/Entity Name (if applicable) Phone Number (include area code) Physical Address Line 1 (No P.O. Boxes) Physical Address City State ZIP Physical Address Line 2 Social Security Number Relationship to OwnerDate of Birth (mm/dd/yyyy) Primary %Percentage ofDeath Benefit First Name Middle Name Last Name Non-Natural Owner/Entity Name (if applicable) Phone Number (include area code) Physical Address Line 1 (No P.O. Boxes) Physical Address City State ZIP Physical Address Line 2 Social Security Number Relationship to OwnerDate of Birth (mm/dd/yyyy) Primary %Percentage ofDeath Benefit First Name Middle Name Last Name Non-Natural Owner/Entity Name (if applicable) Phone Number (include area code) Physical Address Line 1 (No P.O. Boxes) Physical Address City State ZIP Physical Address Line 2 Social Security Number Relationship to OwnerDate of Birth (mm/dd/yyyy) Contingent Contingent Sex Male Female Sex Male Female Sex Male Female It is required for Good Order that the Death Benefit Percentage be whole numbers and must total 100% for each beneficiary type. If Percentage of Death Benefit is left blank, all beneficiaries will receive equal shares. Please use form X3041 for additional beneficiaries.

Page 4 of 12 V790 09/17 LONG-TERM SMART ICC17 VDA 790 09/17 Annuity Type Non-Tax Qualified Roth IRA* Other: SEP Roth Conversion *Tax Contribution Year(s) and Amounts: Year: $ IRA - Traditional* Stretch IRA Non-Qualified Stretch Year: $ 403(b) TSA Premium Payment Statement Regarding Existing Policies or Annuity Contracts Are you replacing an existing life insurance policy or annuity contract? NoYes Annuitization/Income Date Specify Income Date (mm/dd/yyyy) (Please select one) Select method of payment and note approximate amount: Anticipated total amount from internal transfer(s) Check Attached WireCheck In Transit Producer/Representative or Owner (Jackson will NOT request funds) $ $ $ Anticipated total amount from external transfer(s) $ $ Company releasing funds Account number Full Partial Full Partial Maturity date Transfer type $ $ Anticipated transfer amount to be requested by Jackson Anticipated total amount from external transfer(s) $to be requested by If Jackson is NOT requesting funds, please provide the following information: It is required for Good Order that this entire section be completed. COMPLETE X0512 " REPLACEMENT OF LIFE INSURANCE OR ANNUITIES" WHERE REQUIRED (must be dated on or before the Application Sign Date to be in Good Order). External Transfers: The Request for Transfer or Exchange of Assets form (X3783) must be submitted if Jackson is to request the release of funds. For more than two account transfers, please provide account information on the Letter of Instruction form (X4250) and submit with application. Notice to Producer/Representative: If the Applicant does have existing life insurance policies or annuity contracts you must present and read to the Applicant the Replacement of Life Insurance or Annuities form (X0512 - state variations apply) and return the notice, signed by both the Producer/Representative and Applicant, with the Application. I (We) do have existing life insurance policies or annuity contracts. I (We) do not have existing life insurance policies or annuity contracts. If an Annuitization/Income Date is not specified, the Company will default to the Latest Income Date as shown in the Contract. I (We) certify that with regard to Jackson National Life Insurance Company (Jackson) or any other company:

Premium Allocation Page 5 of 12 V790 09/17 LONG-TERM SMART ICC17 VDA 790 09/17 Systematic Investment (periodic premium reallocation programs) % Traditional Investments Equity Investments Equity Investments (cont. from previous column) % Traditional Investments Equity Investments (cont. from previous column) % Traditional Investments Please read the Important Information related to Systematic Investments in the Notice to Applicant section on page 10. 12-month 6-month % ($15,000 contract minimum) (030) (032) JNL Multi-Manager Mid Cap (529) (450) (495) (553) (473) (503) (587) (506) (436) (599) (532) (449) (588) (538) (430) (497) (541) (465) (482) (435) (600) (579) (426) (458) (545) (546) (462) (496) (417) (418) (440) JNL Multi-Manager Small Cap Growth JNL Multi-Manager Small Cap Value JNL S&P 500 Index JNL/American Funds Balanced JNL/American Funds Blue Chip Income and Growth JNL/American Funds Growth JNL/American Funds Growth-Income JNL/BlackRock Growth JNL/The Boston Company Equity Income Large Cap Growth JNL/ClearBridge JNL/DFA U.S. Core Equity JNL/DFA U.S. Small Cap JNL/Franklin Templeton Founding Strategy JNL/Franklin Templeton Income JNL/Franklin Templeton Mutual Shares JNL/Invesco Diversified Dividend JNL/Invesco Mid Cap Value JNL/Invesco Small Cap Growth MidCap Growth JNL/JPMorgan Focused U.S. Equity JNL/The London Company JNL/Mellon Capital Dow Index JNL/Mellon Capital Nasdaq 100 Index JNL/Mellon Capital S&P 400 MidCap JNL/Mellon Capital Small Cap Index JNL/Mellon Capital S&P 1500 Growth S&P 1500 Value JNL/Mellon Capital Mid Cap Value JNL/MFS JNL/PPM America Mid Cap Value Small Cap Value JNL/PPM America JNL/PPM America Value Equity Index Index Index Large Cap Select Tell us how you want your annuity Premiums invested. Whole percentages only. TOTAL ALLOCATION MUST EQUAL 100%. Automatic Rebalancing. The 3-, 5- and 7-Year Fixed Account Options are not available for Automatic Rebalancing. Frequency: Monthly Quarterly Semiannually Annually Start Date (mm/dd/yyyy): OR Immediately after issue. Only the Investment Division(s) and the 1-Year Fixed Account Option (subject to availability) as selected in the Premium Allocation section will participate in Automatic Rebalancing. Other Systematic Investment Options may be available. Please see Systematic Investment form (V5675). Note: If no start date is selected, the program will begin one month/quarter/half-year/year (depending on the frequency you select) from the date Jackson applies the initial Premium payment. If no frequency is selected, the frequency will be annual. If the start date indicated is on day 29, 30, or 31 of a month, but the frequency at which the transfer will occur does not always include this date, Jackson will default the start date and all subsequent transfer dates to the 28th. PREMIUM ALLOCATIONS CONTINUED ON PAGES 6 AND 7. Special Dollar Cost Averaging (DCA+) Total number of allocation selections may not exceed 99. If DCA+ allocation is 100%, use the Premium Allocation section below to allocate your Designated Option(s). If DCA+ allocation is less than 100%, use Systematic Investment Form (V5675) to allocate your Designated Option(s). If selected, the total number of elections in the Premium Allocation section may not exceed 98. The 6- or 12-month DCA+ account will earn interest at the rate of the 1-Year Fixed Account Option unless a promotional rate applies. DCA+is not available if electing the LifeGuard Freedom Flex DB Guaranteed Minimum Withdrawal Benefit or the 5% Roll-Up Guaranteed Minimum Death Benefit on pages 8 and 9.

LONG-TERM SMART (continued from page 5)Premium Allocation ICC17 VDA 790 09/17 Page 6 of 12 V790 09/17 % Traditional Investments Specialty % Traditional Investments International % Traditional Investments Sector Equity Investments (cont. from previous page) % Traditional Investments (445) JNL/T. Rowe Price Established Growth JNL/T. Rowe Price Mid-Cap Growth JNL/T. Rowe Price Value (446) (472) (558) (559) (562) JNL/Vanguard Capital Growth Equity Income JNL/Vanguard JNL/Vanguard Small Company Growth JNL/Vanguard U.S. Stock Market Index (563) JNL/WMC JNL/WMC (438) (476) JNL/American Funds Global Growth (586) (505) (507) (508) (460) (591) (500) (419) JNL/American Funds Global Small Capitalization JNL/American Funds International JNL/American Funds New World JNL/Causeway Value Select JNL/Epoch Global Shareholder International Yield JNL/Franklin Templeton International Small Cap Growth JNL/Franklin Templeton Global International (cont. from previous column) % Traditional Investments JNL/GQG Emerging Markets (539)Equity JNL/Harris Oakmark Global Equity (540) JNL/Lazard Emerging Markets International Strategic JNL/Lazard Equity JNL/Mellon Capital Emerging Markets Index JNL/Mellon Capital International Index JNL/Mellon Capital MSCI World Index JNL/Oppenheimer Global Growth JNL/Vanguard International JNL/Vanguard International Stock Market Index JNL/WCM Focused International Equity (676) (564) (560) (474) (580) (463) (519) (593) (432) (537) JNL/Invesco International Growth (447) JNL/Mellon Capital Consumer Discretionary Sector JNL/Mellon Capital Consumer Staples Sector JNL/Mellon Capital Energy Sector JNL/Mellon Capital Financial Sector JNL/Mellon Capital Healthcare Sector JNL/Mellon Capital Industrials Sector JNL/Mellon Capital Information Technology JNL/Mellon Capital Materials Sector JNL/Mellon Capital Real Estate Sector JNL/Mellon Capital Telecommunications JNL/Mellon Capital Utilities Sector Sector Sector (489) (547) (488) (487) (486) (548) (485) (549) (551) (490) (554) JNL/DoubleLine CAPE JNL/Mellon Capital JNL 5 JNL/Mellon Capital MSCI KLD 400 Social Index JNL/Mellon Capital S&P SMid 60 JNL/S&P 4 JNL/S&P Competitive JNL/S&P Income & Growth JNL/S&P Intrinsic Value JNL/S&P JNL/S&P (493) (544) (501) (677) (422) (423) (424) (425) (523) Advantage Dividend JNL/S&P International 5 (570) Total Yield Mid 3 Shiller Enhanced Balanced Value Total number of allocation selections may not exceed 99. PREMIUM ALLOCATIONS CONTINUED ON PAGE 7. Tell us how you want your annuity Premiums invested. Whole percentages only. TOTAL ALLOCATION MUST EQUAL 100%.

Premium Allocation Page 7 of 12 V790 09/17 LONG-TERM SMART ICC17 VDA 790 09/17 (continued from pages 5 and 6) % Fixed Account Options % Traditional Investments Fixed Income 3-Year 1-Year 5-Year 7-Year (041) (043) (045) (047) % Alternative Investments Alternative Assets % Alternative Investments Alternative Strategies % Tactically Managed Strategies % Asset Allocation (cont. from previous column) % Asset Allocation JNL/American Funds Global Bond JNL/Crescent High Income JNL/DoubleLine Core Fixed Income JNL/DoubleLine Emerging Markets JNL/DoubleLine Total Return Fixed Income JNL/Franklin Templeton Global Multisector Bond JNL/Goldman Sachs Core Plus Bond JNL/JPMorgan U.S. Government & Quality Bond JNL/Mellon Capital Bond Index JNL/Neuberger Berman Strategic Income JNL/PIMCO Credit Income JNL/PIMCO Income JNL/PIMCO Real Return JNL/PPM America Floating Rate Income JNL/PPM America High Yield Bond JNL/PPM America Total Return JNL/T. Rowe Price Short-Term Bond JNL/WMC Government JNL/Vanguard Global Bond Market Index (504) (533) (461) (536) (589) (518) (444) (443) (466) (522) (596) (555) (433) (556) (491) (557) (431) (565) (441) JNL/Brookfield Global Infrastructure (517) JNL/AQR Large Cap Relaxed Constraint Equity JNL/Boston Partners Global Long Short Equity JNL/Eaton Vance Global Macro Absolute Return Advantage and MLP JNL/FAMCO Flex Core (499) (531) (590) (592) (594) (595) (597) (569) JNL/Neuberger Berman Currency JNL/Nicholas Convertible Arbitrage JNL/PPM America Long Short Credit JNL/Westchester Capital Event Driven JNL Tactical ETF Moderate JNL Tactical ETF Moderate Growth JNL Tactical ETF Growth JNL/BlackRock Global Allocation JNL/FPA + DoubleLine Flexible Allocation JNL/T. Rowe Price Capital Appreciation (583) (584) (585) (509) (409) (598) JNL Institutional Alt 25 JNL Institutional Alt 50 JNL Conservative Allocation JNL Moderate Allocation JNL Moderate Growth Allocation JNL Growth Allocation JNL Aggressive Growth Allocation (524) (525) (581) (582) (576) (577) (578) JNL/American Funds Moderate Growth JNL/American Funds Growth Allocation JNL/DFA Moderate Growth JNL/DFA Growth Allocation Allocation Allocation JNL/S&P Conservative JNL/S&P Managed Moderate JNL/S&P Growth JNL/S&P Managed Growth JNL/S&P Growth JNL/Vanguard Moderate Allocation Moderate Growth JNL/Vanguard Allocation JNL/Vanguard Growth Allocation (526) (527) (535) (534) (571) (572) (573) (574) (575) (566) (567) (568) Money Market Managed Managed Moderate Managed Aggressive Covered Call Tell us how you want your annuity Premiums invested. Whole percentages only. TOTAL ALLOCATION MUST EQUAL 100%. NOTE: The Contract permits Jackson, without advance notice (state variations may apply), to restrict the amount of Premium payments into, and the amount and frequency of transfers between, into and from, any Fixed Account Option; to close any Fixed Account Option; and to require transfers from a Fixed Account Option. Accordingly, you should consider whether investment in a Fixed Account Option is suitable given your investment objectives. Total number of allocation selections may not exceed 99. Fixed Account Options are not available if electing the LifeGuard Freedom Flex DB Guaranteed Minimum Withdrawal Benefit or the 5% Roll-Up Guaranteed Minimum Death Benefit on pages 8 and 9.

LONG-TERM SMART Page 8 of 12 V790 09/17ICC17 VDA 790 09/17 Optional Guaranteed Minimum Withdrawal Benefits Optional Benefits are continued on page 9. LifeGuard Freedom Flex For Life GMWB with Annual Step-Up (Ages 35-80) 5% 6% Bonus%: 7% Income Stream Max Income Stream Option (GAWA%) : Income Stream Plus Income Stream Value AND LifeGuard Freedom Net w/ Joint Option Joint For Life GMWB with 6% Bonus, Annual Step-Up, and Earnings-Sensitive Withdrawal Amount (Ages 35-80) 1,3,4,5 2 Income Stream Option (GAWA%) :2 LifeGuard Freedom Flex w/ Joint Option Joint For Life GMWB with Annual Step-Up (Ages 35-80) Bonus%: Income Stream Option (GAWA%) :AND 2 5% Income Stream Plus Income Stream Value6% 7% 1,3,4,5 1,6,8LifeGuard Freedom Flex DB For Life GMWB with 6% Bonus, Annual Step-Up, and Death Benefit (Ages 35-72) Income Stream Option (GAWA%) : Income Stream Max Income Stream Plus 2 LifeGuard Freedom Net For Life GMWB with 6% Bonus, Annual Step-Up, and Earnings-Sensitive Withdrawal Amount (Ages 35-80) Income Stream Option (GAWA%) :2 MarketGuard Stretch GMWB (Ages 0-80) 7 1 1 Original Owner's Date of Death (mm/dd/yyyy) Income Stream Value Income Stream Max Income Stream Plus Income Stream Value Income Stream Plus Income Stream Value Optional GMWBs: Additional charges will apply. Please see the prospectus for details. Election Age limitations apply based on the age of the Owner(s) or Covered Lives. All optional GMWBs may not be available in all states and once selected cannot be changed. May select only one For Life GMWB or GMWB. Must select both a Bonus and Income Stream Option for Good Order. (Must select one) Must select both a Bonus and Income Stream Option for Good Order. (Must select one) (Must select one) May not be selected on beneficiary Stretches or Non-Qualified Stretches. Availability of the Income Stream Options (Guaranteed Annual Withdrawal Amount percentage (GAWA%) table options) are subject to change. Please consult your representative for availability. Varying charges apply. For Non-Qualified plans, spousal joint ownership required unless non-natural owner, then spousal joint annuitants required. Please ensure the Joint Owner section on page 2 (including the "Relationship to Owner" box) is properly completed. For Qualified plans, excluding custodial accounts, 100% primary spousal Beneficiary designation is required. Please ensure the Primary Beneficiary section on page 3 (including the "Relationship to Owner" box) is properly completed. For Qualified plan custodial accounts, Annuitant's spouse must be designated as Contingent Annuitant. May not be selected in combination with an Optional Guaranteed Minimum Death Benefit on page 9. May only be selected on beneficiary Stretches and Non-Qualified Stretches. May not be selected in combination with an Optional Guaranteed Minimum Death Benefit on page 9. Premium payments may not be allocated to the Systematic Investment Program DCA+ on page 5 or to the Fixed Account Options on page 7.

Optional Guaranteed Minimum Death Benefits LONG-TERM SMART ICC17 VDA 790 09/17 Page 9 of 12 V790 09/17 With Highest Quarterly Anniversary Value Guaranteed Minimum Death Benefit Without Highest Quarterly Anniversary Value Guaranteed Minimum Death Benefit 5% Roll-Up Guaranteed Minimum Death Benefit 1,2 (Ages 0-79) Highest Quarterly Anniversary Value Guaranteed Minimum Death Benefit 1 (Ages 0-79) (4% if the Owner is age 70 or older on the date of issue) Return of Premium Guaranteed Minimum Death Benefit (Ages 0-80)1 Telephone/Electronic Transfer Authorization If no Optional GMDB is selected your beneficiary(ies) will receive the standard death benefit. Please see the prospectus for details. Optional GMDBs: Additional charges will apply. Please see the prospectus for details. Election Age limitations apply based on the age of the Owner(s) or Covered Lives. All optional benefits may not be available in all states and once selected cannot be changed. May select only one GMDB. This authorization is not extended to Authorized Callers. If no election is made, Jackson will default to " No." By checking " Yes," I (we) authorize Jackson to accept instructions to initiate or discontinue Systematic Investment options (Rebalancing, Dollar Cost Averaging, Earnings Sweep) or transfer contract values between investment options via telephone, internet, or other electronic medium from me, or in the case of Joint Owners, from any Joint Owner, or from my (our) Producer/Representative, subject to Jackson's administrative procedures. Do you consent to Telephone/Electronic Transfer Authorization? Yes No Jackson has administrative procedures that are designed to provide reasonable assurances that telephone/electronic authorizations are genuine. If Jackson fails to employ such procedures, it may be held liable for losses resulting from a failure to use such procedures. I (We) release Jackson, its affiliates, subsidiaries, and agents from all damages related in any way to its acting upon any unauthorized telephone/electronic instruction. I (We) understand and agree that Jackson reserves the right to terminate or modify these telephone/electronic privileges at any time, without cause and without notice to me (us). May not be selected on beneficiary Stretches, Non-Qualified Stretches or in combination with LifeGuard Freedom Flex DB or MarketGuard Stretch on page 8. Premium payments may not be allocated to the Systematic Investment Program DCA+ on page 5 or to the Fixed Account Options on page 7.

Page 10 of 12 V790 09/17ICC17 VDA 790 09/17 LONG-TERM SMART Electronic Delivery Authorization Transaction confirmations Annual and Semiannual reportsProspectuses and prospectus supplements Other Contract-related correspondence ALL DOCUMENTS Do you consent to Electronic Delivery of documents? Yes No Authorized Caller First Name Middle Name Last Name Social Security Number Date of Birth (mm/dd/yyyy) Notice to Applicant This authorization is not extended to Telephone/ Electronic Transfer Authorization. If no election is made, Jackson will default to " No." Selection of "ALL DOCUMENTS" excludes quarterly statements. Please provide one email address and print clearly. If you authorize Electronic Delivery but do not provide an email address or the address is illegible, Electronic Delivery will not be initiated. My email address is: I (We) will notify the company of any new email address. Check the box(es) next to the types of documents you wish to receive electronically. If Electronic Delivery is authorized, but no document type is selected, the selection will default to "All Documents." This consent will continue until revoked and will cover delivery to you in the form of an email or by notice to you of a document's availability on Jackson's website. For jointly owned contracts, all Joint Owners are consenting to electronic delivery and use of the single email address above. Please contact the appropriate Jackson Service Center or go to www.jackson.com to update your email address, revoke your consent to electronic delivery or request paper copies. Certain types of correspondence may continue to be delivered by the United States Postal Service for compliance reasons. Registration on Jackson's website (www.jackson.com) is required for electronic delivery of Contract-related correspondence. The computer hardware and software requirements that are necessary to receive, process and retain electronic communications that are subject to this consent are as follows: To view and download material electronically, you must have a computer with internet access, an active email account and Adobe Acrobat Reader. If you don't already have Adobe Acrobat Reader, you can download it free from www.adobe.com. There is no charge for electronic delivery of electronic communications, although you may incur the costs of internet access and of such computer and related hardware and software as may be necessary for you to receive, process and retain electronic documents and communications from Jackson. Please make certain you have given Jackson a current email address. Also let Jackson know if that email address changes. We may need to notify you of a document's availability through email. You may request paper copies, whether or not you consent or revoke your consent for electronic delivery, at any time and for no charge. Even if you have given us consent, we are not required to make electronic delivery and we have the right to deliver any documents or communications in paper form. If you want to authorize an individual other than your Producer/Representative to receive Contract information via telephone, please list that individual's information here. Any person who knowingly presents a false statement in an application for insurance may be guilty of a criminal offense and subject to penalties under state law. Important Information related to Systematic Investments: Systematic Investing does not ensure a profit or protect against loss in a declining market. Principal value and investment return of the Investment Divisions will fluctuate with changes in market conditions. When redeemed, unit values may be more or less than the original purchase price. Please see the prospectus for additional information related to Systematic Investment options.

Client Acknowledgments Page 11 of 12 V790 09/17 LONG-TERM SMART ICC17 VDA 790 09/17 Owner's Signature Date Signed (mm/dd/yyyy) State where signed Owner's Title (required if owned by an Entity) Date Signed (mm/dd/yyyy)Joint Owner's Signature Date Signed (mm/dd/yyyy) Date Signed (mm/dd/yyyy) Annuitant's Signature (if other than Owner) Joint Annuitant's Signature (if other than Joint Owner) Client Signatures State where signed 1. I (We) hereby represent to the best of my (our) knowledge and belief that each of the statements and answers contained in this application are true, complete and correctly recorded. 2. I (We) certify that the Social Security or Taxpayer Identification number(s) shown above is (are) correct. 3. I (We) certify that the date of birth of the Owner and any Joint Owner, primary spousal Beneficiary, Annuitant, Joint Annuitant, or Contingent Annuitant, if applicable, stated in this application is (are) true and correctly recorded. 4. I (We) understand that annuity benefits, death benefit values, and withdrawal values, if any, when based on the investment experience of an Investment Division in the separate account of Jackson, are variable and may be increased or decreased, and the dollar amounts are not guaranteed. 5. I (We) have been given a current prospectus for this variable annuity and for each available Investment Division. 6. The Contract I (we) have applied for is suitable for my (our) insurance and investment objectives, financial situation and needs. 7. I understand the restrictions imposed by 403(b)(11) of the Internal Revenue Code. I understand the investment alternatives available under my employer's 403(b) plan, to which I may elect to transfer my contract value. 8. I (We) understand that the Contract's Fixed Account Minimum Interest Rate will be re-determined each Redetermination Date. The re-determined rate, which may be higher or lower than the Initial Fixed Account Minimum Interest Rate, will apply for that entire Redetermination Period. (Only applicable to Contracts with a Fixed Account Option.) 9. I (We) understand that allocations to the Fixed Account Options, with certain exceptions, are subject to a Market Value Adjustment if withdrawn or transferred prior to the end of the applicable period, which may reduce amounts withdrawn or transferred. (Only applicable to Contracts with a Fixed Account Option.) 10. I (We) understand that Jackson issues other annuities with similar features, benefits, limitations and charges. I (We) have discussed the alternatives with my (our) financial representative. Not FDIC/NCUA Insured Not Bank/CU guaranteed May lose value Not a deposit Not insured by any federal agency It is required for Good Order that all applicable parties to the Contract sign here.

Page 12 of 12 V790 09/17 LONG-TERM SMART ICC17 VDA 790 09/17 Producer/Representative Acknowledgments I did not use sales material(s) during the presentation of this Jackson product to the applicant. I used only Jackson-approved sales material(s) during the presentation of this Jackson product to the applicant. In addition, copies of all approved sales material(s) used during the presentation were left with the applicant. Producer/Representative #1 Signature Date Signed(mm/dd/yyyy) First Name Middle Name Last Name Email Address Business Phone Number (include area code) Jackson Prod./Rep. No. Producer/Representative Name #2 Producer/Representative Name #3 Jackson Producer/Representative Number Jackson Producer/Representative Number (print clearly) Extension Producer/Representative Name #4 Jackson Producer/Representative Number Complete this certification regarding sales material section only if: Your client has other existing policies or annuity contracts AND Will be either terminating any of those existing policies or using the funds from existing policies to fund this new Contract. By signing this form, I certify that: 1. I am authorized and qualified to discuss the Contract herein applied for. 2. I have fully explained the Contract to the client, including Contract restrictions and charges and I believe this transaction is suitable given the client's financial situation and needs. 3. The Producer/Representative's Certification Regarding Sales Material has been answered correctly. 4. I have read Jackson's Position With Respect to the Acceptability of Replacements (XADV5790) and ensure that this replacement (if applicable) is consistent with that position. 5. The applicant's Statement Regarding Existing Policies or Annuity Contracts has been answered correctly to the best of my knowledge and belief. 6. The applicant's statement as to whether or not an existing life insurance policy or annuity contract is being replaced is true and accurate to the best of my knowledge and belief. 7. I have complied with requirements for disclosures and/or replacements as necessary. I certify that: If more than one Producer/Representative is participating on this case, please provide the additional Producer/Representative names and Jackson Producer/Representative numbers for each.